Forward-Looking Statement

Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, capacity market design, transmission planning and cost allocation rules, including how transmission projects are planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to manage our energy obligations, available supply and risks,
• adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as competition for certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
• changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.
Exhibit 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last slides in this presentation include a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to those slides included on each of the slides where the non-GAAP information appears.

Delivering on commitments and pursuing
opportunities for growth
Operational
Excellence
•
Power:  Record 2013 output at Linden CCGT and Salem 2;
nuclear capacity factor greater than 90% for 9   straight year
•
PSE&G:  Mid-Atlantic Reliability Award (12   consecutive year)
•
PSEG Long Island:  Went “live” on January 1, 2014
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Strong cash flows supported credit rating increases
•
Pension fully funded
•
Dividend increased
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong infrastructure program underway
Solar 4 All Extension and Solar Loan III programs
•
Power:  Investments to enhance the fleet’s competitiveness –
130 MW Nuclear uprate, 150 MW CCGT uprate and efficiency improvement th
th

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS; DISCONTINUED OPERATIONS
REFLECT TEXAS.   E=ESTIMATE ** 2014 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44 $2.58
$2.60 -
$2.75E
$3.12 $2.74 $3.09

2009 2010 2011 2012 2013 2014E**

PSEG – Year to Date 2014 Highlights
Operating Earnings YTD up 9% to $2.27 per share from $2.09 for YTD 2013
PSE&G on track to record double-digit growth in earnings on expanded capital investment program
PSEG Power expected to earn at upper level of expectations for the full year
Narrowed 2014 full–year, operating earnings guidance to $2.60-$2.75 per share, from $2.55-$2.75 per share prior
Executing on our capital program
Replacement of PSE&G’s gas cast-iron pipe underway as part of $1.22 billion
Energy Strong capital program
Major transmission projects under $6.8 billion capital program are on-time and on-budget
Market developments
PJM proposed changes to its Reliability Price Mechanism, Demand Curve Adjustment
and pending Demand Response (DR) issues supportive of price formation

SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.       E = ESTIMATE.
$2.44
$2.58
$2.60 - $2.75E
2014 operating earnings guidance narrowed; forecast full-year at upper end of range, assuming normal weather and unit operations for rest of year
PSEG – 2014 Another Year of Growth

2014 Guidance 2013 2012

Investment opportunities exceeding $1 billion
Focused on providing our customers with access to low-cost gas and cost-effective technologies that reduce emissions
as they also improve system reliability
Potential Investment Description Amount
Bridgeport Harbor Station New 450 MW CCGT Unit $500 -- $700
PSEG -- Long Island Utility 2.0 Energy Efficiency Filing $200 -- $345
Artificial Island FERC 1000 Project* $250 -- $300
PennEast Pipeline Equity Interest $100 -- $120
PSE&G Energy Efficiency Program Extension $100 -- $100
Total $1,150-$1,565
*Artificial Island Project includes amount for related compensator which has been assigned to PSE&G.

PSEG Annual Dividend –
A long history of growth
and returning cash to shareholders with a financial position that provides opportunity for consistent and sustained growth
Payout Ratio 70% 63% 66% 43% 44% 43% 44% 50% 58% 56%
55%**
PSEG Annual Dividend Rate
*INDICATED ANNUAL RATE.
**2014 PAYOUT RATIO REFLECTS THE MIDPOINT OF OPERATING EARNINGS GUIDANCE. E=ESTIMATE
10-YEAR COMPOUND ANNUAL
RATE OF GROWTH 3.0%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control

PSE&G Operating Earnings*
($ Millions)
2012 2013 2014 Guidance
E=ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG Long Island commenced operations
on January 1, 2014
Key elements of Operating Services Agreement
Increased PSEG
scope and control
Performance metrics
NY Department of
Public Service
oversight
Utility 2.0 –
Expanded program
filed ~$345 million
Use of PSEG brand
as PSEG Long Island
3-Year rate freeze
(2013-2015)
Early performance
Successful transition
to PSEG Long Island
Improved
stakeholder
communications
Achieving reliability
and customer
satisfaction metrics

PSEG Power Nuclear
is a critical
element of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
• Owned Capacity:  1,178
MW
• License Expiration: 2046
• Next Refueling
Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,365 MW
• Owned Capacity: 1,358 MW
• License Expiration: 2036
and 2040
• Next Refueling
Unit 1 – Spring 2016
Unit  2 -- Fall 2015
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,251 MW
• Owned Capacity:
1,125 MW
• License Expiration: 2033
and 2034
• Next Refueling
Unit 2 – Spring 2016
Unit 3 – Fall 2015
• Uprate:  130 MW (PS Share)
Unit 2 - 2015/Unit 3 - 2016

Shasta A & B
California (4 MW)
COD March 2014
Polycrystalline - single axis tracker
Investment $13 million
20 year PPAs with PG&E
Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis tracker
Investment $79 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $49 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline - single axis tracker
Investment $50 million
30 year PPA with APS
PSEG Solar Source owns ~110 MW
of solar facilities with long term contracted revenues*
In Construction
Texas (13 MW)
COD Year-End 2014E
Polycrystalline - single axis tracker
Investment $22 million
30 year PPA with El Paso Electric
Whitcomb
Vermont (4 MW)
COD October 2014
Polycrystalline - single axis tracker
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT).  E=ESTIMATE

Industry infrastructure build through 2018
to meet demand growth
New England 1.4 bcf/d
Southeast 6.5 bcf/d
Midwest 2.3 bcf/d
Gulf Coast  2.8 bcf/d
New investment
will increase pipeline
takeaway capacity
from low-cost
Marcellus and Utica
shale basins to
meet demand in the
South and Midwest
NJ/NY 1.4 bcf/d

$/MWh
$80
$70
$60
$50
$40
$30
1/1/2015
5/1/2015
9/1/2015
1/1/2016
5/1/2016
9/1/2016
1/1/2017
5/1/2017
9/1/2017
PSEG Onpeak
WEST Onpeak
PSEG ATC
WEST ATC

PSEG

Sustainable Advantage: Forward power curves
indicate PSEG Zone retains premium price
* MARKET AS OF OCTOBER 22, 2014.  SOURCE: ICE/BROKER QUOTES.
Monthly Power Price Summary*
Growing importance of the winter peak has influenced PJM reliability planning
… with supportive implications for price formation

Oct-Dec
2014 2015 2016
Volume TWh 8 36 36
Base Load
% Hedged 100% 100% 55-60%
(Nuclear and Base Load Coal)
Price $/MWh $49 $50 $49
Volume TWh 5 21 21
Intermediate Coal, Combined
% Hedged 50-55% 5-10% 0%
Cycle, Peaking
Price $/MWh $49 $50 $49
Volume TWh 13 55-57 55-57
Total
% Hedged 80-85% 65-70% 35-40%
Price $/MWh $49 $50 $49
Sustainable Advantage: Hedging strategy
designed to protect gross margin while leveraging the portfolio

HEDGE PERCENTAGES AND PRICES AS OF SEPTEMBER 30, 2014. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE,
INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS
WITH MTM ACCOUNTING TREATMENT AND OPTIONS. EXCLUDES SOLAR AND KALAELOA.

December 2014
PJM Expected to File
Final CP Proposal

February 2015
Expected FERC Response
to PJM CP Proposal

May 2015
RPM Auction for
2018/2019 Capacity Year

PSEG

PJM Capacity Performance Proposal:
aims to increase electric supply reliability
Capacity performance (CP) proposal places emphasis on reliability given observed outages during times of extreme weather stress and anticipated retirements; Imposition of higher penalty structure to encourage availability
Elimination of 2.5%
holdback,
making all capacity resources annual products,
net CONE bidding safe harbor, and the change in the demand curve (VRR)
support price formation and improve resource adequacy
Generator availability/flexibility is key objective for units with secure fuel supply capable of meeting operating standards

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ in Billions)

PSEG

In 2013, PSE&G invested over $2B, using $1.4B of
internally generated cash flow and debt, while maintaining its capital structure

PSE&G Cash
from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
Cash ~$0.1B
PSE&G 2013 Cash Flows
PSE&G
Net Debt
~$0.6B
Parent Capital
Contribution
~$0.1B
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.

Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $710 - $745
PSEG Power $663 $710 $575 - $610
Enterprise/Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,320 - $1,395
Operating EPS* $2.44 $2.58 $2.60 - $2.75
Regulated % of Earnings 43% 47% 53% - 54%
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER. E=ESTIMATE.

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
($/Share)
$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$1.47
$1.40
2009
2010
2011
2012
2013
2014E

PSEG

PSE&G
EPS
Annual Dividend Per Share
(10 YEAR HISTORICAL CAGR ~3%)
(1) THE 2014 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2014 OPERATING EARNINGS GUIDANCE OF $2.60-$2.75E PER SHARE. SEE SLIDE A FOR ITEMS
EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Opportunity
for
consistent and sustainable
dividend growth supported by strong cash flow from both
businesses
2.8% increase
Payout Ratio 43% 44% 50% 58% 56% 55%
(1)
E = ESTIMATE

September 30, 2014
$ Billions  PSEG PSE&G Power
Cash and Cash Equivalents $0.7 $0.3 $0.0
Short Term Debt $0.0 $0.0 N/A
Long Term Debt
(2)
8.6 6.1 2.5
Common Equity 12.1 6.6 5.5
Total Capitalization $20.7 $12.7 $8.0
Total Debt / Capitalization 42% 48% 32%
PSE&G Regulated Equity Ratio
(1)
51.8%
Our balance sheet remains strong
(1) REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$97 MILLION AND EXCLUDES SHORT-TERM DEBT.
(2)   INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES SECURITIZATION DEBT OF $326 MILLION AND
NON-RECOURSE DEBT OF $16 MILLION.

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment Balance*
at 9/30/2014
($ millions)
Merchant Energy Leases
NRG REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$345
NRG Energy/Midwest Gen **
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$218
Regulated Energy Leases
Merrill Creek Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$197
Grand Gulf Nuclear station in Mississippi (175 equity MW)
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Centers $73
Real Estate Operating Leases Office Towers, Shopping Centers - 28 properties $57
Generation Legacy Assets GWF (in wind down stage), Bridgewater, GSOE  $3
Other Land & Receivables $5
Total Holdings Investments $898
*BOOK BALANCE EXCLUDING DEFERRED TAX ACCOUNTS.
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
ON APRIL 1,2014, EME WAS ACQUIRED BY NRG; ALL MONETARY DEFAULTS WERE CURED AT CLOSING
WITH NO CHANGE TO HOLDINGS’
STATED EQUITY VALUE.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2013 2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Operating Earnings 1,309 $        1,236 $     1,389 $     1,584 $       1,567 $     1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 40               52            50            46              9              (71)
Gain (Loss) on Mark-to-Market (MTM)       (PSEG Power) (74)              (10)           107          (1)               (11)           14
Lease Transaction Activity (PSEG Enterprise/Other) -                  36            (173)         -                29            (490)
Storm O&M (PSEG Power) (32)              (39)           -              -                -              -
Market Transition Charge Refund (PSE&G) -                  -              -              (72)             -              -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-                  -              34            -                -              (13)
Income from Continuing Operations 1,243 $        1,275 $     1,407 $     1,557 $       1,594 $     918 $
Discontinued Operations -              -           96            7                (2)             270
Net Income 1,243 $        1,275 $     1,503 $     1,564 $       1,592 $     1,188 $
Fully Diluted Average Shares Outstanding (in Millions)
508              507          507          507            507          508
Per Share Impact (Diluted)
Operating Earnings 2.58 $          2.44 $      2.74 $      3.12 $        3.09 $      2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08             0.10         0.10         0.09           0.02         (0.14)
Gain (Loss) on MTM       (PSEG Power) (0.14)            (0.02)        0.21         -             (0.02)        0.03
Lease Transaction Activity (PSEG Enterprise/Other) -              0.07         (0.34)        -             0.05         (0.96)
Storm O&M (PSEG Power) (0.07)            (0.08)        -           -             -           -
Market Transition Charge Refund (PSE&G) -              -           -           (0.14)          -           -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-              -           0.06         -             -           (0.03)
Income from Continuing Operations 2.45 $          2.51 $      2.77 $      3.07 $        3.14 $      1.81 $
Discontinued Operations -              -           0.19         0.01           -           0.53
Net Income 2.45 $          2.51 $      2.96 $      3.08 $        3.14 $      2.34 $
For the Year Ended
December 31,
(Unaudited)
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A
(a)
(a)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

2014 2013 2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 393 $          385 $       1,153 $       1,061 $     1,309 $       1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 17              12            40              29            40              52
Gain (Loss) on Mark-to-Market (MTM)
(a)
  (PSEG Power) 36              3              (138)           (22)           (74)             (10)
Lease Related Activity (PSEG Enterprise/Other) -                 -              -                -              -                36
Storm O&M, net of insurance recoveries (PSEG Power) (2)               (10)           (13)             (25)           (32)             (39)
Net Income 444 $          390 $       1,042 $       1,043 $     1,243 $       1,275 $
Fully Diluted Average Shares Outstanding (in Millions) 507             508          507            507          508            507
Per Share Impact (Diluted)
Operating Earnings 0.77 $         0.76 $      2.27 $        2.09 $      2.58 $        2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04            0.02         0.08           0.06         0.08           0.10
Gain (Loss) on MTM
(a)
  (PSEG Power) 0.07            0.01         (0.27)          (0.04)        (0.14)          (0.02)
Lease Related Activity (PSEG Enterprise/Other) -             -           -             -           -             0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01)           (0.02)        (0.03)          (0.05)        (0.07)          (0.08)
Net Income 0.87 $         0.77 $      2.05 $        2.06 $      2.45 $        2.51 $
(a) Includes the financial impact from positions with forward delivery months.
September 30, September 30, December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Nine Months Ended Year Ended
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
B
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.